Exhibit 99.1

Leading the Next Frontier in Precision Cardiovascular Medicine 2026 NASDAQ: CDIO 1

Certain statements and information included in this presentation constitute "forward - looking statements" within the meaning of the Private Securities Litigation Act of 1995 . When used in this presentation, the words or phrases “will”, "will likely result," "expected to," "will continue," "anticipated," "estimate," "projected," "intend," “goal,” or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements are subject to certain risks, known and unknown, and uncertainties, many of which are beyond the control of Cardio Diagnostics Holdings, Inc . (the “Company”) . Such uncertainties and risks include, but are not limited to, our ability to successfully execute our growth strategy, changes in laws or regulations, economic conditions, dependence on management, dilution to stockholders, lack of capital, the effects of rapid growth upon the Company and the ability of management to effectively respond to the growth and demand for products and services of the Company, newly developing technologies, the Company’s ability to compete, regulatory matters, protection of technology, the effects of competition and the ability of the Company to obtain future financing . Actual results and events may differ significantly from results and events discussed in forward - looking statements . An extensive list of factors that can affect future results are discussed in the Current Report on Form 10 - K for the period ended December 31 , 2024 , under the heading “Risk Factors” in Part I, Item IA thereof, and other documents filed from time to time with the Securities and Exchange Commission . Such factors could materially adversely affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this presentation . The Company is not making any projections, nor providing any guidance, with regard to its future consolidated results of operations or financial condition . Any prior projections, however communicated, that may have been made in the past bear no relationship to the Company’s current consolidated results and financial condition, nor the underlying facts and circumstances related thereto, and should not be relied upon for any purpose . Disclaimer 2

Risk Assessment Early Diagnosis Risk Management Medical Management & Lifestyle Modifications Monitor Effectiveness Ongoing Evaluation Our Vision: Our Mission is to Make Cardiovascular Disease Prevention and Early Detection More Accessible, Personalized and Precise We envision a future where precision cardiovascular medicine, powered by epigenetics and artificial intelligence, transforms the prevention and early detection of cardiovascular disease, enables targeted interventions, improves patient outcomes, and reduces costs, ultimately alleviating the global burden of heart disease. 3

To our knowledge, we have developed the first and only commercial solutions leveraging epigenetics and AI for cardiovascular disease prevention and early detection Over $176B TAM across Epi+Gen CHD and PrecisionCHD ⁽ ¹ ⁾ Commercially available, clinically validated tests, with growing adoption Strong and growing pipeline supported by ongoing studies and new product development Robust IP portfolio Diversified US and international commercialization strategy Meaningful reimbursement milestones and progress Experienced leadership team with expertise across diagnostics, AI and commercialization Significant opportunity to scale operations Corporate Highlights 4 ⁽ ¹ ⁾ Internal estimate TAM was calculated by multiplying the CMS final gapfill rate with the estimated Americans eligible for the test. Price for te st can vary for patients and organizations.

Leadership



Warren Hosseinion, MD

Chairman

President, Nutex Health, Inc. (NUTX)
Co-founder of Astrana Health (ASTH)
Director and former CEO of Clinigence Holdings (CLNH)
MD from Georgetown University School of Medicine



Meesha Dogan, PhD

CEO & Director

Co-founder of Cardio Diagnostics
Co-inventor of the AI-Driven Multi-Omics™ Engine
16+ years bridging engineering, AI and medicine
PhD in Biomedical Engineering from the University of Iowa



Robert Philibert, MD PhD

CMO & Director

Co-founder of Cardio Diagnostics
Co-inventor of the AI-Driven Multi-Omics™ Engine
NIH-trained molecular biologist
MD & PhD in Neuroscience from the University of Iowa



Tim Dogan, PhD

CTO

Founding engineer of Cardio Diagnostics
Co-inventor of the AI-Driven Multi-Omics™ Engine
16+ years in AI and high performance computing systems
PhD in Mechanical Engineering from the University of Iowa



Elisa Luqman, JD MBA

CFO

Chief Legal Officer (SEC), Nutex Health, Inc. (NUTX)
Co-founder of bigVault Storage Technologies (acquired)
JD & MBA in Finance from Hofstra University
Licensed in NY/NJ and FL Corp Counsel

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⁽ ¹ ⁾ World Health Organization ⁽ ² ⁾ American Heart Association ⁽ ³ ⁾ CDC $2T #1 Cardiovascular disease (CVD) is the leading cause of death globally, accounting for over 19 million deaths in 2022, or about 32% of all global deaths ⁽ ¹ ⁾ Following a healthy lifestyle may prevent ~80% of cardiovascular disease events such as a heart attack ⁽ ¹ ⁾ In the US alone, cardiovascular disease costs the healthcare system $233 billion annually in direct medical costs and an additional $185 billion in lost productivity, with total costs projected to approach $2 trillion by 2050 ⁽ ³ ⁾ 80% 1 in 2 By 2035, approximately 45% of the US population (or over 131 million people) is projected to have some form of cardiovascular disease, bringing the rate close to 1 in 2 ⁽ ² ⁾ Cardiovascular Disease Remains the Leading Cause of Death Globally Despite Largely Preventable 6

⁽ ¹ ⁾ CDC ⁽ ² ⁾ Haidar, A et al., The American Journal of Cardiology Jan 2025, /doi.org/10.1016/j.amjcard.2024.10.003 ⁽ ³ ⁾ American Heart Association Employers Patients In the US, he art disease is responsible for approximately 920,000 deaths in 2023, which equates to 1 in every 3 deaths ⁽ ¹ ⁾ Cardi ovascular disease is one of the largest cost centers in healthcare, accounting for approximately $233 billion annually in direct medical spending in the US ⁽ ¹ ⁾ In addition to increasing premiums and direct medical costs, heart disease leads to an average of 13 lost workdays per year per patient ⁽ ³ ⁾ Payers Physicians & Health Systems In 2021 alone, there were approximately 4.7 million cardiovascular - related hospitalizations, representing one of the largest drivers of acute care volume nationwide ⁽ ² ⁾ The Burden of Cardiovascular Disease is Immense and Growing 7

Epigenetics + Genetics =
An Individual's Unique Molecular Fingerprint



Inherited (Genetics)
20%
Lifestyle & Environment (Epigenetics)
80%

GENETICS (SINGLE NUCLEOTIDE POLYMORPHISMS)

- Inherited from parents
- <20% of risk for cardiovascular disease is driven by genetics [(1)]
- Does not change over time (i.e., not dynamic, non-modifiable)

EPIGENETICS (DNA METHYLATION)

- Influenced by lifestyle & environment
- Larger driver of risk for cardiovascular disease as compared to genetics
- Largely confounded by genetics
- Changes over time (i.e., dynamic, modifiable - similar to HbA1c)

We pioneered this approach to measure and quantify an individual's unique molecular fingerprint to enable more precise clinical care

[(1)] Sum heritability from Hou, K et al., Nature Genetics Aug 2019, /doi.org/10.1038/S41588-019-0465-0

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Our AI - Dr iven Multi - Omics Engine Turns Molecular Biology Into Actionable Clinical Tests LARGE DATA • High quality clinical and molecular samples and database • Ongoing studies for interventions and new modalities DNA Bank & Databank Trade Secrets AI PLATFORM • Non - linear biomarker mining • Multi - modal modeling (genetics, epigenetics, imaging) • Assay development modeling • Custom, proprietary assays • Utilizing cutting edge lab measurement systems Trade Secrets LAB TECHNOLOGY • Lab testing of biomarkers using assays • AI model interpret biomarkers and provide patient - specific insights Copyright, Proprietary & Patented ⁽ ¹ ⁾ PRODUCT Identification of Robust Biomarkers Development of Clinical Tests Our Engine, designed and built over 14+ years, provides a scalable foundation for sustained product expansion, clinical impact, and long - term value creation ⁽ ¹ ⁾ Multiple granted US and international patents ; Other patents pending 9

Cardio Diagnostics' AI-Powered Clinical Tests

Epi+Gen CHD™

Risk Stratification [1]

To our knowledge, Epi+Gen CHD is the first and only commercially available blood test capable of assessing the three-year risk of a coronary heart disease event, including a heart attack

PrecisionCHD™

Diagnostic Aid [2]

To our knowledge, PrecisionCHD is the first and only commercially available blood test capable of detecting obstructive and non-obstructive coronary heart disease

Coupled to our Actionable Clinical Intelligence™ platform that provides patient-specific insights into the molecular drivers of disease

Radiation Free • **Easy to Access (remote/onsite)** • **No Fasting**

[1] Dogan et al., 2021 Epigenomics
[2] Philibert R et al., 2023, Journal of American Heart Association

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Epi+Gen CHD™ Risk Stratification Clinical Test

Intended for those between 35-75 years old with no history of CHD

146M

Americans estimated to be eligible for the test (1)

Easy to Interpret

Risk category and percentage results

2.4x more sensitive for women

1.7x more sensitive for men

compared to the average sensitivity of the Framingham Risk Score and the ASCVD Pooled Cohort Equation, the two common risk calculators used by clinicians (2)

Up to $42K

cost savings

per quality adjusted life year (QALY) (3)

(1) Internal estimate
(2) Dogan et al., 2021 Epigenomics
(3) Jung Y et al., 2021, Epigenomics - cost savings were not calculated for a specific payer

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PrecisionCHD™ Diagnostic Aid Clinical Test

Intended for those between 35-80 years old presenting to be evaluated for CHD

60M

Americans estimated to be eligible for the test [1]

Easy to Interpret

Signal detected or not detected result

1.3x more sensitive for women

1.4x more sensitive for men

compared to the average sensitivity of a stress ECG [2]

~$113M

cost savings

in the first year if PrecisionCHD used as the primary method of initial CHD assessment for one million lives [3]

[1] Internal estimate
[2] Dogan et al., 2021 Epigenomics
[3] Frisvold D et al., 2024, Advances in Therapy - cost savings were not calculated for a specific payer

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The use of Epi+Gen CHD and PrecisionCHD could save lives and reduce costs associated with cardiovascular disease Our Tests Offer a Scalable, Novel Approach for Cardiovascular Disease Prevention and Detection Not one and done Fast and convenient First - of - its - kind No exposure to ionizing radiation 13

Data on INOCA for PrecisionCHD™ Presented at the American Heart Association Conference

What is INOCA?

- Ischemia with No Obstructive Coronary Arteries (INOCA) refers to patients who have objective evidence of myocardial ischemia despite having no obstructive coronary artery disease [1]
- Often driven by coronary microvascular dysfunction or vasospasm, and not by large blockages visible on standard imaging

Prevalence



- Up to ~70% of patients referred for coronary angiography due to angina and evidence of ischemia have no obstructive coronary arteries, and many have INOCA [1]
- Prevalence is particularly high in women [1]

(1) Expert Consensus on Ischemia with Nonobstructive Coronary Arteries, American College of Cardiology, 2020

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Data on INOCA for PrecisionCHD™ Presented at the American Heart Association Conference

Dangers of INOCA

- Not a benign condition
- Patients with INOCA have a comparable burden of symptoms: [1]
  - reduced quality of life
  - high risk of adverse cardiovascular outcomes (including recurrent angina, hospitalizations, and longer-term events)

Why standard imaging tests miss INOCA?

- Standard imaging tests detect large-vessel blockages
- Therefore, arteries often appear "normal," leading to underdiagnosis

[1] Expert Consensus on Ischemia with Nonobstructive Coronary Arteries, American College of Cardiology, 2020

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The Leverage plots from a Least Squares analysis of the relationship of PrecisionCHD methylation assessments, age and sex var iab les to Duke’s Jeopardy Scores in 267 subjects admitted to the University of Iowa for the care of Acute Coronary Syndrome. Data on INOCA for PrecisionCHD Presented at the American Heart Association Conference 16

Data on ACS Patient Mortality Presented at the American College of Cardiology Conference

ACS and Mortality

- Acute Coronary Syndrome (ACS) is a sudden drop in blood flow to the heart that can cause a heart attack
- ~1.4 million Americans are hospitalized with ACS each year [1]
- ACS patients have higher mortality than matched controls (47% vs. 39%) over a 12 year period of time [2]

PrecisionCHD and PrecisionCHD + imaging can better predict mortality in ACS patients than imaging alone

- Duke Jeopardy Scores or DJS (an angiographic measure of coronary artery obstruction) AUC=0.647
- PrecisionCHD's methylation-sensitive digital PCR (MSdPCR) AUC=0.701
- MSdPCR + DJS AUC= 0.729

[1] Kumar et al., 2009 Mayo Clinic Proceedings
[2] Ellis et al., 2019 Heart, Lung and Circulations

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• DJS was better at predicting nearer - term (<8 months) mortality Time Dependent AUC of Mortality for ACS Patients ACS Mortality is a Multi - Scale Problem Data on ACS Patient Mortality Presented at the American College of Cardiology Conference • MSdPCR was better at predicting longer - term (>8 months) mortality • Combining both provides superior coverage across various time horizons Time (Days) AUC Routine integration of epigenetic testing such as PrecisionCHD into standard ACS workup could refine personalization of post - discharge care 18

Robust and Growing Evidence Base for Epi+Gen CHD and PrecisionCHD Rigorous clinical validation s in partnership leading health systems Economic evidence demonstrating cost effectiveness and cost savings Evidence demonstrating the utility of the tests to monitor treatment effectiveness Expand evidence on the utility of the PrecisionCHD test to detect both obstructive and non - obstructive coronary heart disease (INOCA) - preliminary data presented at AHA conference Multi - modal, multi - time scale study demonstrating the ability of PrecisionCHD to detect coronary heart disease earlier than imaging and predict mortality risk - preliminary data presented at ACC conference Use of PrecisionCHD to inform treatment for inflammatory coronary heart disease with LODOCO and monitor treatment effectiveness - partnership with Agepha Pharma 19

2a 2b 1a 1b REMOTE Telemedicine provider orders test for patient At - home lancet sample collection kit shipped to patient A Highly Scalable Testing and Reporting Process PROVIDER SETTINGS Lancet and/or vacutainer sample collection kits shipped to provider/healthcare organization Provider/healthcare organization orders tests 3 Blood sample collected 4 Sample shipped to Cardio Diagnostics lab 5 Lab performs testing 6 Patient report generated 7 Patient report shared with ordering provider 20

Internal CLIA Lab was Recently Launched to Lower Costs and Increase Testing Capacity

CLIA conditions met

Survey on Feb 10, 2026 found no deficiencies

~30% reduction in cost

Initial lab COGS reduction by ~30% with additional reduction expected with scale

~7-10 business days TAT

Turn around time (TAT) from sample receipt

Increased testing capacity

Space to increase infrastructure and automation to increase capacity

Utilize digital PCR with proprietary assays

For DNA methylation assessments with high precision

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Epi+Gen CHD and PrecisionCHD
U.S. Market Opportunity

Epi+Gen CHD™

$854 final CMS payment rate × **146M** estimated eligible Americans [1]

=

~125B total addressable U.S. market [1]

PrecisionCHD™

$854 final CMS payment rate × **60M** estimated eligible Americans [1]

=

~51B total addressable U.S. market [1]

40 - 60% target gross margin at scale

[1] Internal estimate
TAM was calculated by multiplying the CMS final gapfill rate with the estimated Americans eligible for the test. Price for test can vary for patients and organizations.

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Commercial Targets in the U.S. Employers/Unions Offering remote and heart health fair options to drive engagement and utilization among employees Providers and Health Systems Telemedicine and onsite options primarily with internists, PCPs and preventive cardiologists Channel Partners Strat egic partnerships focused on increasing awareness, education and access 23

Opportunistic Global Expansion Through Partnerships Announced Partnership in India with Aimil Ltd and Dr. Lal PathLabs • Aimil to introduce PrecisionCHD to their extensive healthcare network • Dr. Lal PathLabs will be offering PrecisionCHD and has 290+ clinical labs and 300+ MD pathologists in their internal network • Exploring other partner - led international expansion opportunities in Asia, Middle East and Africa • Significant global addressable market opportunity • Opportunity to diversify revenue beyond the U.S. market 24

Major Reimbursement Milestones Achieved and Underway for Both Tests 0439U CPT PLA code $854 final CMS payment rate 0440U CPT PLA code $854 final CMS payment rate • Medicare cover age process is ongoing (final required step for Medicare) • Establishing out - of - network billing capability (expected in Q2 2026) • Engaging commercial payers for pilot programs 25

For more information, please email: investors@cdio.ai 26